UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2025

General Enterprise Ventures, Inc.
(Exact name of registrant as specified in its charter)

Wyoming	000-56567	87-2765150
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1740H Del Range Blvd, Suite 166

Cheyenne, WY 82009

(Address of principal executive offices) (zip code)

800-401-4535

(Registrant’s telephone number, including area code)

________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 8, 2025, General Enterprise Ventures, Inc. (the “Company”) filed Articles of Amendment of the Company’s Articles of Incorporation (the “Amendment”) with the Secretary of State of the State of Wyoming for a 1-for-6 reverse stock split (the “Reverse Stock Split”) of the issued and outstanding shares of the Company's Series A Preferred Stock (the “Series A Preferred”) and the Company’s Common Stock (the “Common Stock” ). The Board of Directors of the Company believes that the Reverse Stock Split is an effective means by which to increase the minimum bid price of the Company's Common Stock proportionately by reducing the number of outstanding shares of Common Stock and put the Company in a position to uplist to the New York Stock Exchange American. In connection with filing the Amendment, the Company filed an Issuer Company-Related Action Notification with the Financial Industry Regulatory Authority (“FINRA”). FINRA approved the Reverse Stock Split on August 27, 2025, to be effective on August 28, 2025 (the “Effective Date”).

On the Effective Date, each six (6) shares of the Company’s Series A Preferred and each six (6) shares of the Company’s Common Stock issued immediately prior to the Effective Date shall, automatically and without any action on the part of the respective holders thereof, be reclassified and combined into one (1) share of Series A Preferred and one (1) share of Common Stock, respectively. No fractional shares shall be issued and, in lieu thereof, any holder of less than one (1) share of Series a Preferred or one (1) share of Common Stock shall be entitled to receive one whole share of the Series A Preferred or the Common Stock of the Company, respectively. The Reverse Stock Split will affect all shares of the Company’s Series A Preferred and Common Stock outstanding immediately prior to the Effective Date of the Reverse Stock Split. In addition, the Reverse Stock Split will effect a reduction in the number of shares of Common Stock issuable upon the conversion of the Company’s Series C Convertible Preferred Stock outstanding immediately prior to the effectiveness of the Reverse Stock Split.

The Company's Common Stock began trading on OTC Markets on a post-Reverse Stock Split basis at the market open on the Effective Date under the trading symbol “GEVID”; and 20 business days following the Effective Date, the Common Stock will be listed under the Company's existing trading symbol “GEVI”. The new CUSIP number for the Common Stock following the Reverse Stock Split is 369759204. The par value per share of the Common Stock will remain unchanged at $.0001.

The foregoing brief description of the Articles of Amendment is qualified in its entirety by the full text of the Articles of Amendment, filed as Exhibit 3.1 hereto and incorporated herein by reference. A copy of the Company's press release announcing the Reverse Stock Split is attached as Exhibit 99.1 to this Current Report on Form 8-K.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Articles of Amendment of the Articles of Incorporation of General Enterprise Ventures, Inc.

99.1	Press Release dated August 27, 2025.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding, the formation of the Corporation, the expected benefits from the Corporation, and the investments related to the Corporation. You can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements use these words or expressions.

We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. The forward-looking statements in this Current Report on Form 8-K are based upon information available to us as of the date of this Current Report on Form 8-K, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Enterprise Ventures, Inc.

Date: September 10, 2025	By:	/s/ Theodore Ralston
Chief Executive Officer

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